February 2024 Larimar Therapeutics Nomlabofusp (CTI-1601) Program Update Exhibit 99.3

This presentation contains forward-looking statements that are based on the beliefs and assumptions of Larimar Therapeutics, Inc. ( “Company”) and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to Larimar’s ability to develop and commercialize nomlabofusp (CTI-1601) and other planned product candidates, Larimar’s planned research and development efforts, including the timing of its nomlabofusp clinical trials and overall development plan and other matters regarding Larimar’s business strategies, ability to raise capital, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the success, cost and timing of Larimar’s product development activities, nonclinical studies and clinical trials, including nomlabofusp clinical milestones and continued interactions with the FDA; that preliminary clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of nomlabofusp may not be predictive of the results or success of later clinical trials, and assessments; that the FDA may not ultimately agree with Larimar’s nomlabofusp development strategy; the potential impact of public health crises on Larimar’s future clinical trials, manufacturing, regulatory, nonclinical study timelines and operations, and general economic conditions; Larimar’s ability and the ability of third-party manufacturers Larimar engages, to optimize and scale nomlabofusp’s manufacturing process; Larimar’s ability to obtain regulatory approvals for nomlabofusp and future product candidates; Larimar’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; Larimar’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by Larimar with the Securities and Exchange Commission (SEC), including but not limited to Larimar’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by Larimar and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent Larimar’s management’s views only as of the date hereof. Larimar undertakes no obligation to update any forward-looking statements for any reason, except as required by law. Forward-Looking Statements

Positive Topline Phase 2 Data for Nomlabofusp (CTI-1601) Dose-dependent increases in tissue frataxin (FXN) levels in skin and buccal cells Nomlabofusp was generally well-tolerated following repeated subcutaneous injections up to 28 days Participants treated with 50 mg for 14 days and then every other day for an additional 14 days until day 28 Baseline FXN levels in skin cells < 17% of average FXN levels of healthy volunteers After 14 days of daily dosing, FXN levels in skin cells increased to 33% to 59% of average FXN level of healthy volunteers After switching to every other day dosing on day 15, continue to observe dose dependent increases in FXN levels with reduced magnitude All treated patients in the 50 mg dose group had at least a 100% increase over baseline in FXN levels in skin cells at day 14 Across all studies to date, higher variability in FXN levels was observed in buccal vs. skin cells FA: Friedreich’s ataxia; OLE: Open-label extension; BLA: Biologics License Application OLE trial initiated for 25 mg daily dosing High patient interest in study participation Initial data expected Q4 2024 Intend to Pursue Accelerated Approval with FDA Discussions initiated on FXN as surrogate endpoint Potential BLA submission targeted for 2H 2025 Successful completion of 4-week, placebo-controlled dose exploration study (25 mg and 50 mg) in FA

Clinical-Stage Novel Protein Replacement Therapy Platform Lead candidate nomlabofusp* (CTI-1601) is a recombinant fusion protein designed to directly address frataxin deficiency in patients with Friedreich's ataxia (FA) by delivering the protein to mitochondria. Granted Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations Nomlabofusp was generally well tolerated and demonstrated dose-dependent increases in frataxin (FXN) levels from baseline in skin and buccal cells in a 4-week placebo-controlled Phase 2 study and a multiple ascending dose Phase 1 study Initiated OLE study with 25 mg daily dosing in Q1 2024 with interim data expected in Q4 2024 To potentially escalate dose in the OLE study, 25 mg treatment data will be submitted for FDA review due to continued partial clinical hold $86.8** million estimated cash balance (December 31, 2023) with projected cash runway into Q1 2025 Potential first therapy to increase frataxin levels Consistent Phase 1 and Phase 2 findings Intend to pursue accelerated approval with FDA OLE study with near-term catalysts Strong financial foundation *As of October 2023, nomlabofusp was published as the INN (International Nonproprietary Name) and USAN (United States Adopted Name) for CTI-1601. **This estimate is unaudited and preliminary and actual results may differ due to the completion of our fiscal 2023 closing procedures. As such, this estimate should not be viewed as a substitute for our full audited financial statements prepared in accordance with U.S. generally accepted accounting principles. FDA acknowledgement that FXN deficiency appears to be critical to the pathogenic mechanism of FA, and that there continues to be an unmet need for treatments that address the underlying disease pathophysiology. Discussions to support an accelerated approval are ongoing. BLA submission targeted for 2H 2025

Friedreich’s Ataxia (FA): A rare and progressive disease 5 * E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245. Most patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue, sampling technique, and assay considered* Genetic defect on both alleles lowers frataxin levels Progressive disease Initial symptoms include unsteady posture and frequent falling, and patients are eventually confined to a wheelchair Life expectancy of 30-50 years with an early death usually caused by heart disease Affects ~20,000 patients globally ~5,000 patients in the U.S., with most remaining patients in the EU ~70% of patients present before age 14 No approved therapies increase frataxin levels Only treatment approved for FA does not address frataxin deficiency

FXN Levels Predict Disease Progression in FA Lower FXN levels are associated with earlier onset of disease, faster rate of disease progression, and shorter time to loss of ambulation Adapted from H.L.Plasterer et al. PLoS ONE 2013 8(5):e63958 Age of Onset (Years) Median Time to Loss of Ambulation (Years) < 15 11.5 15 to 24 18.3 > 24 23.5 Median Age of Onset and Rate of Disease Progression in Relation to FXN Levels *FXN levels measured in peripheral blood mononuclear cells (PBMCs). FXN levels as measured by % of normal demonstrated to be equivalent in PBMCs, buccal cells, and whole blood. **FARS: Friedreich’s ataxia rating score, measures disease progression with a higher score indicating a greater level of disability. FXN Level* (% of Normal Level) Age of Onset (Years) FARS** (Change/Year) 11.2 7 2.9 22.0 11 2.1 31.0 16 2.0 48.7 19 1.6 Adapted from C. Rummey et al. EClinicalMedicine. 2020 18:100213 Median Age of Onset Predicts Time to Loss of Ambulation

Phase 2 Dose Exploration Study for 25 and 50 mg Cohorts Goal: Further characterize PK/PD and assess safety to inform long-term dose and dose regimen Treatment Schedule - nomlabofusp (CTI-1601) or placebo 28-day Treatment Period 16 17 18 19 15 20 21 22 23 24 25 26 27 28 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Subcutaneous administration of nomlabofusp (CTI-1601) or placebo = No Administration Study Details Population Ambulatory and non-ambulatory Friedreich’s ataxia patients ≥18 years of age Nomlabofusp (CTI-1601) treatment naïve or participated (if eligible) in a previous Larimar study Dose Cohort 1: 25 mg Cohort 2: 50 mg Key Endpoints Frataxin levels in peripheral tissue, PK, safety and tolerability; other exploratory endpoints include lipids and gene expression levels Number of Patients Cohort 1: Enrolled 13 participants (9 on nomlabofusp; 4 on placebo) Cohort 2: Enrolled 15 participants (10 on nomlabofusp; 5 on placebo)

Demographics – Phase 2 Trial 25 mg Cohort 50 mg Cohort Placebo N = 4 Nomlabofusp N = 9 Overall N = 13 Placebo N = 5 Nomlabofusp N = 10 Overall N = 15 Age at Screening (Years) Mean (SD) 34.0 (9.20) 37.8 (14.93) 36.6 (13.16) 28.6 (4.67) 28.1 (11.00) 28.3 (9.17) Median 33 31 31 27 24 26 Q1, Q3 27, 42 27, 42 27, 42 26, 30 21, 32 21, 32 Min, Max 25, 45 25, 69 25, 69 24, 36 19, 54 19, 54 Sex n (%) Male 2 (50.0) 5 (55.6) 7 (53.8) 1 (20.0) 4 (40.0) 5 (33.3) Female 2 (50.0) 4 (44.4) 6 (46.2) 4 (80.0) 6 (60.0) 10 (66.7) Previously Treated with Nomlabofusp n (%) Yes 1 (25.0) 3 (33.3) 4 (30.8) 0 1 (10.0) 1 (6.7) No 3 (75.0) 6 (66.7) 9 (69.2) 5 (100.0) 9 (90.0) 14 (93.3)

Disease Characteristics – Phase 2 Study 25 mg Cohort 50 mg Cohort Placebo N = 4 Nomlabofusp N = 9 Overall N = 13 Placebo N = 5 Nomlabofusp N = 10 Overall N = 15 Age at Symptom Onset (Years) Mean (SD) 14.5 (4.93) 13.0 (10.47) 13.5 (8.77) 15.2 (7.26) 13.7 (8.37) 14.2 (7.78) Median 14.5 10 11 14 12.5 14 Q1, Q3 11, 19 8, 13 9, 15 11, 16 7, 18 7, 18 Min, Max 9, 20 5, 38 5, 38 8, 27 5, 30 5, 30 Age at Diagnosis (Years) Mean (SD) 17.5 (5.57) 18.6 (11.20) 18.2 (9.58) 18.6 (6.80) 16.6 (8.03) 17.3 (7.46) Median 16.5 16 16 19 13.5 14 Q1, Q3 14, 22 14, 20 14, 20 13, 20 10, 21 12, 21 Min, Max 12, 25 5, 42 5, 42 12, 29 9, 30 9, 30 Time Since Diagnosis (Years) Mean (SD) 16.1 (5.97) 18.5 (11.52) 17.8 (9.94) 9.5 (3.72) 11.9 (7.05) 11.1 (6.10) Median 13.42 14.32 13.5 11 11.26 11 Q1, Q3 12.9, 19.3 12.8, 21.6 12.8, 21.6 5.8, 11.3 7.4, 15.3 5.8, 15.2 Min, Max 12.5, 25.0 5.4, 45.0 5.4, 45.0 5.6, 14.0 2.3, 25.1 2.3, 25.1

Dose-Dependent Increase in FXN Levels in Skin Cells Skin Cells FXN Levels* Change from Baseline** FXN Levels* in Skin Cells Change from Baseline at Day 14 Participants dosed daily for 14 days, then every other day until day 28 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample. Data represent median and 25th and 75th percentiles. Only participants with quantifiable levels at both baseline and Day 14 are included in the figures. **Median baseline FXN levels in patients were 3.5 pg/µg for the placebo, 3.7 pg/µg for the 25 mg cohort and 2.1 pg/µg for the 50 mg cohort. Placebo 25 mg cohort 50 mg cohort Placebo 25 mg cohort 50 mg cohort Day 14 (QD, 1-14) Day 28 (QOD, 15-28)

Dose-Dependent Increase in FXN Levels in Buccal Cells Buccal Cells FXN Levels* Change from Baseline** FXN Levels* in Buccal Cells Change from Baseline at Day 14 Participants dosed daily for 14 days, then every other day until day 28 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample. Data represent median and 25th and 75th percentiles. Only participants with quantifiable levels at both baseline and Day 14 are included in the figures. **Median baseline FXN level in patients were 2.1 pg/µg for the placebo, 1.8 pg/µg for the 25 mg cohort and 1.6 pg/µg for the 50 mg cohort. Placebo 25 mg cohort 50 mg cohort Placebo 25 mg cohort 50 mg cohort Day 14 (QD, 1-14) Day 28 (QOD, 15-28)

Absolute Increases in Skin FXN Levels Day 14 Skin FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 3.70 3.38 Day 14 5.53 6.40 Change from Baseline 2.81 3.02 50 mg Baseline 2.12 2.08 Day 14 7.40 7.32 Change from Baseline 5.57 5.24 Dose response in tissue FXN concentrations and increases from baseline after dosing Only participants with quantifiable levels at baseline and day 14 and day 28 are included in the tables. Day 28 Skin FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 3.70 3.38 Day 28 4.39 4.80 Change from Baseline 2.28 1.41 50 mg Baseline 2.12 2.08 Day 28 5.23 5.24 Change from Baseline 3.14 3.17

Absolute Increases in Buccal FXN Levels Day 14 Buccal FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 1.78 1.80 Day 14 2.24 2.22 Change from Baseline 0.56 0.42 50 mg Baseline 1.61 1.69 Day 14 2.44 2.38 Change from Baseline 0.72 0.69 Dose response in tissue FXN concentrations and increases from baseline after dosing Only participants with quantifiable levels at baseline and day 14 and day 28 are included in the tables. Day 28 Buccal FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 1.70 1.65 Day 28 1.73 1.76 Change from Baseline 0.03 0.11 50 mg Baseline 1.76 1.77 Day 28 2.15 2.15 Change from Baseline 0.48 0.38

Skin Cell FXN Levels Achieve Higher % of Healthy Volunteers* Following 14 days of Daily Nomlabofusp Only participants with quantifiable levels at baseline and day 14 are included in the figures. *% of healthy volunteer FXN level is calculated by dividing each participant's FXN level by the average FXN level (16.34 pg/µg) from the noninterventional healthy volunteer study (N=60). 25 mg of Nomlabofusp 50 mg of Nomlabofusp Baseline FXN levels as a % of average FXN level in healthy volunteers FXN levels increased from baseline and reached > 50% of average FXN level in healthy volunteers FXN levels increased from baseline and reached 25% to < 50% of average FXN level in healthy volunteers % of healthy volunteer FXN level % of healthy volunteer FXN level

Buccal Cell FXN Levels Achieve Higher % of Healthy Volunteers* Following 14 days of Daily Nomlabofusp Only participants with quantifiable levels at baseline and day 14 are included in the figures. *% of healthy volunteer FXN level is calculated by dividing each participant's FXN level by the average FXN level (8.24 pg/µg) from Larimar’s noninterventional healthy volunteer study (N=60). 50 mg of Nomlabofusp Baseline FXN levels as a % of average FXN level in healthy volunteers FXN levels increased from baseline and reached 25% to < 50% of average FXN level in healthy volunteers 25 mg of Nomlabofusp % of healthy volunteer FXN level % of healthy volunteer FXN level

Increasing FXN Levels May Slow Disease Progression *FARS: Friedreich’s ataxia rating scale, measures disease progression with a higher score indicating a greater level of disability. **FXN levels measured in peripheral blood mononuclear cells (PBMCs). FXN levels as measured by % of normal demonstrated to be equivalent in PBMCs, buccal cells, and whole blood. H.L.Plasterer et al. PLoS ONE 2013 8(5):e63958; C. Rummey et al. EClinicalMedicine. 2020 18:100213 Patients with FXN levels 11% of average healthy volunteers Median age of onset at 7 years Deteriorate by 2.9 points/year as measured by FARS Lose ambulation at a median of 11.5 years Patients with FXN levels > 30% of average healthy volunteers Median age of onset at 16 years Deteriorate by 2.0 points/year as measured by FARS Lose ambulation at a median of 18.3 years 25 mg daily for 14 days shifted FXN levels in All but one patient to > 25% of average healthy volunteers in skin cells with a median value of 33.9% 50 mg daily for 14 days shifted FXN levels in All patients from < 25% of average healthy volunteers to 33% to 59% (3 patients > 50%) in skin cells with a median value of 45% Disease Characteristics* Based on Literature** Nomlabofusp Administration in Phase 2 Study

Encouraging Therapeutic Potential for Nomlabofusp Continue nomlabofusp clinical development Dose-dependent increases in frataxin levels with nomlabofusp in several studies Frataxin deficiency is the root cause of the disease Lower levels of frataxin correlate with disease burden Animal models show that increasing frataxin mitigates clinical outcomes

Nomlabofusp: Predictable Pharmacokinetics Quick absorption after subcutaneous administration 1 2 3 Dose-proportional increases in exposure observed cc Pharmacokinetic profile consistent with Phase 1 studies

Ph1 & Ph2 Data: Nomlabofusp is Generally Well Tolerated 44 of 46 clinical trial participants dosed with nomlabofusp completed their respective study One Phase 2 participant in the 25 mg cohort withdrew due to allergic reaction that resolved with standard treatment One Phase 1 participant in the 50 mg cohort withdrew due to mild-to-moderate nausea and vomiting 61 patients have participated in our Phase 1 and Phase 2 studies with no serious adverse events in any nomlabofusp clinical study. One severe adverse event (allergic reaction that resolved with standard treatment referenced below). Most common adverse events (AEs) were mild and moderate injection site reactions (ISRs) No study discontinuations due to ISRs and all resolved

Open-label Extension Study: Initiated Q1 2024 Preliminary interim data expected in Q4 2024 Key Eligibility Criteria Previous participation in Phase 1 or Phase 2 trials Key Study Objectives Safety and tolerability Long-term PK Tissue FXN concentrations and potential use as surrogate endpoint to support accelerated approval Clinical efficacy measures compared to the matched set of untreated patients from FACOMS* database *FACOMS: Friedreich’s Ataxia Clinical Outcome Measures Study. **Estimated screening period may be extended for those study participants who have not been on a stable regimen of omaveloxolone for at least six months. Screening Period ≤ 42 days** Treatment Period Planned for ≥ 1 year Daily subcutaneous injection of 25 mg nomlabofusp; self-administered or by a caregiver 1 site initiated and screening has begun Potential extensions

Nomlabofusp Clinical Development Plan Planned global double-blind placebo-controlled registration/confirmatory study** Planned pediatric MAD trial in patients 2 to 17 years of age* Intend to pursue accelerated approval pathway with potential BLA submission targeted for 2H 2025 *Company is discussing with FDA how to best include patients 2 to 17 years of age in clinical development. **Company initiated discussions with FDA on the role of FXN levels to support accelerated approval. Also, the Company is planning discussions with regulators and investigators outside the U.S. to expand clinical program to international geographies. Initiation of additional U.S. clinical trials is contingent on FDA review of clinical data due to partial clinical hold. Ongoing open-label extension study with 25 mg daily dosing for eligible patients who participated in SAD, MAD, and/or four-week dose exploration studies OLE BLA submission targeted for 2H 2025 Participants eligible to screen for OLE trial Initial data expected Q4 2024

Regulatory Updates Q1 2024: Dosing of first patient in OLE study Q4 2024: Initial data from OLE study; initiated in Q1 2024 2H 2024: Final Phase 2 data planned to be presented at a conference 2H 2025: BLA submission Expected Milestones Consistent Ph 1 and Ph 2 Findings Initiated discussions with FDA regarding use of FXN as a surrogate endpoint to support accelerated approval Intend to pursue accelerated approval with potential BLA submission for 2H 2025 Beginning preparations to expand nomlabofusp clinical program to ex-U.S. geographies Nomlabofusp is generally well tolerated at doses tested up to 4 weeks Dose-dependent increases in FXN levels from baseline in evaluated tissues (skin and buccal cells) Baseline FXN levels in skin cells in the 50 mg cohort were < 17% of the average of healthy volunteers. After daily dosing for 14 days, FXN levels increased to 33% to 59% Positive Topline 50 mg & 25 mg Ph 2 Data and OLE Initiated in Q1 2024